UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 14, 2020

Date of Report (date of earliest event reported) December 14, 2020

J. C. PENNEY COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-15274	26-0037077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas	75024-3698
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 431-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03.	Bankruptcy or Receivership.

As previously reported, on May 15, 2020, J. C. Penney Company, Inc. (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) commenced voluntary cases under chapter 11 of title 11 of the United States Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).

Confirmation of the Plan of Reorganization

On December 12, 2020, the Company filed the Amended Joint Chapter 11 Plan of Reorganization of J. C. Penney Company, Inc. and its Debtor Affiliates [Docket No. 2162] (the “Plan of Reorganization”). On December 14, 2020, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan of Reorganization, and on December 16, 2020, the Bankruptcy Court entered an amended Confirmation Order (the “Amended Confirmation Order”), which supersedes the Confirmation Order. A copy of the Plan of Reorganization, as confirmed by the Bankruptcy Court, and the Amended Confirmation Order are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.

The effective date of the Plan of Reorganization (the “Effective Date”) will occur as soon as all conditions precedent to the Plan of Reorganization have been satisfied and has yet to be determined. The Company can make no assurances as to when, or ultimately if, the Plan of Reorganization will become effective. It is also possible that amendments could be made to the Plan of Reorganization prior to the Effective Date in accordance with the Plan of Reorganization and applicable law.

Summary of the Plan of Reorganization

The following is a summary of the material terms of the Plan of Reorganization, as confirmed by the Bankruptcy Court. This summary is qualified in its entirety by reference to the Plan of Reorganization. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan of Reorganization.

•

To implement the Plan of Reorganization, the transactions described in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on December 8, 2020, have been or, prior to the Effective Date, will be completed by the Debtors. Such transactions involve, among other things, selling substantially all of the assets of the Debtors pursuant to the Asset Purchase Agreement.

•

Other than the Administrative Claims, Professional Fee Claims, Priority Tax Claims and DIP Claims, the Claims and Interests in the Debtors have been classified into 12 classes, the treatment of which is set forth in Article III of the Plan of Reorganization. In particular, on the Effective Date, all of the Debtors’ Existing Equity Interests (Class 11), including the Company’s common stock, will be canceled, released and extinguished, and will be of no further force or effect, and each holder of an Existing Equity Interest will not receive any distribution on account of such Existing Equity Interest.

•

On and after the Effective Date, the Wind-Down Debtors shall continue in existence for the limited purposes set forth in the Plan of Reorganization, which include resolving Disputed Claims, making distributions on account of Allowed Claims as provided thereunder, complying with its continuing obligations under the Asset Purchase Agreement, if any, liquidating all assets of the Wind-Down Debtors, and otherwise administering the Plan of Reorganization.

•

As of the Effective Date, the Plan Administrator shall act as the sole officer, director and manager, as applicable, of the Debtors with respect to their affairs. Subject in all respects to the terms of the Plan of Reorganization, but without any additional notice to, or approval from, the Bankruptcy Court, the Plan Administrator shall have the authority to sell, liquidate or otherwise dispose of any and all of the Wind-Down Debtors’ assets and take any action necessary to wind-down and dissolve any of the Debtors.

•

All Indemnification Provisions, consistent with applicable law, currently in place (whether in the bylaws, certificates of incorporation or formation, limited liability company agreements, other organizational documents, board resolutions, indemnification agreements, employment contracts or otherwise) for the current and former directors, officers, managers, employees, attorneys, accountants, investment bankers and other Professionals of the Debtors, as applicable, shall be Reinstated and remain intact, irrevocable and shall survive the Effective Date on terms no less favorable to such current and former directors, officers, managers, employees, attorneys, accountants, investment bankers and other Professionals of the Debtors than the Indemnification Provisions in place prior to the Effective Date.

Treatment of the Company’s Common Stock

As of December 4, 2020, there were 322,897,689 shares of the Company’s common stock issued and outstanding. Pursuant to the Plan of Reorganization, all shares of the Company’s common stock outstanding immediately before the Effective Date will be canceled and of no further force or effect on the Effective Date, and no shares will be reserved for future issuance in respect of claims and interests filed and allowed under the Plan of Reorganization.

The Plan of Reorganization, as confirmed by the Bankruptcy Court, provides that the holders of the Company’s common stock will not receive any distribution on account of their equity interests. The Company’s common stock may continue to be quoted on the OTC Markets Group Inc.’s Pink Open Market (the “OTC Pink Market”), but under the terms of the Plan of Reorganization, the Company’s common stock has no underlying asset value and the Company’s stockholders should not view the trading activity of the common stock on the OTC Pink Market or any other market or trading platform as indicating that there is any prospect that the Company’s stockholders might realize any value from their common stock on the Effective Date pursuant to the Plan of Reorganization.

Assets and Liabilities

Information regarding the assets and liabilities of the Company as of the most recent practicable date is hereby incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2020 (the “Form 10-Q”), filed with the SEC on December 10, 2020. As set forth in the Form 10-Q, as of October 31, 2020, the Company had total assets of $8,134 million, total liabilities not subject to compromise of $3,546 million and total liabilities subject to compromise of $5,063 million. On December 7, 2020, pursuant to the “OpCo 363 Sale” described in the Company’s Current Report on Form 8-K filed with the SEC on December 8, 2020, the Company sold substantially all of its operating and retail assets (other than the “PropCo Properties” as described therein).

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Debtors’ claim agent, Prime Clerk, at http://www.cases.primeclerk.com/JCPenney.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit 2.1	Plan of Reorganization (included as Exhibit A to the Amended Confirmation Order)

	Exhibit 99.1	Amended Confirmation Order

	Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:	/s/ Bill Wafford
Bill Wafford
Executive Vice President, Chief Financial Officer

Date: December 16, 2020